UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 20, 2023

VIRCO MFG. CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-8777	95-1613718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2027 Harpers Way
Torrance	California	90501
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (310) 533-0474

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	VIRC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

Virco Mfg. Corporation (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) on June 20, 2023. A total of 16,210,985 shares of common stock were entitled to vote, of which 10,405,163 shares were present in person or by proxy at the Annual Meeting. Four items of business were acted upon by the stockholders at the Annual Meeting. The final voting results for each matter submitted to a vote of stockholders at the Annual Meeting are set forth below:

1a.    Election of Directors. Stockholders elected Craig L. Levra and Robert R. Lind, the Company’s nominees for Class I director, for a term expiring at the 2026 Annual Meeting of Stockholders, with the number of votes cast for and withheld and broker non-votes set forth below:

	Votes For	Votes Withheld	Broker Non-Votes
Craig L. Levra	8,009,077	1,189,393	1,206,693
Robert R. Lind	8,280,105	918,365	1,206,693

1b.    Election of Directors. Stockholders elected Bradley Richardson, the Company’s nominee for Class III director, for a term expiring at the 2025 Annual Meeting of Stockholders, with the number of votes cast for and withheld and broker non-votes set forth below:

	Votes For	Votes Withheld	Broker Non-Votes
Bradley Richardson	8,987,317	211,153	1,206,693

2.    Advisory Vote on Named Executive Officer Compensation (“Say-on-Pay”). The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstain	Non-Votes
8,223,877	970,313	4,280	1,206,693
3.    Advisory Vote on the Frequency of Future Say-on-Pay Votes (“Say-on-Frequency”). The proposal to approve, on an advisory basis, the frequency of future Say-on-Pay votes received the following votes:

Votes For 1 Year	Votes For 2 Years	Votes For 3 Years	Abstain	Non-Votes
3,829,972	15,938	5,334,907	17,653	1,206,693
In light of the Say-on-Frequency vote of the stockholders, the Board of Directors has determined that the Company will hold an advisory vote on executive compensation every three years until the next required Say-on-Frequency vote, which will occur no later than the Company’s Annual Meeting of Stockholders in 2029.

4.    Ratification of Appointment of Moss Adams LLP. The proposal to ratify the selection of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2024 was approved. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstain
10,389,215	15,546	402

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRCO MFG. CORPORATION (Registrant)

Date: June 22, 2023	/s/ Robert A. Virtue
(Signature)
	Name:	Robert A. Virtue
	Title:	Chief Executive Officer and Chairman of the Board of Directors